                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 23, 1999

                             PATHOGENESIS CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                       0-27150                         91-1542150
(State or other                (Commission                     (IRS Employer
jurisdiction of                  File No.)                   Identification No.)
incorporation)


               201 Elliott Avenue West, Seattle, Washington  98119
                    (Address of principal executive offices)


                                  (206) 467-8100
              (Registrant's telephone number, including area code)


                                  Not applicable
         (Former name or former address, if changes since last report)
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Item 5.   Other Events

     Attached hereto as Exhibit 99 is a copy of a press release issued by PathoGenesis on March 22, 1999 announcing anticipated first quarter 1999 results.

Item 7.   Exhibits

     Number                                    Description

      99              Press Release dated March 22, 1999
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    March 23, 1999

                                PATHOGENESIS CORPORATION



                                By: /s/ Alan R. Meyer
                                    --------------------
                                    Alan R. Meyer

                                    Chief Finanicial Officer